Exhibit 10.2



                      [FORM OF WARRANT FOR DAMON DESANTIS]

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE COMPANY THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Warrant No. __                                               Warrant to Purchase
                                                                50,000 shares


                             VOID AFTER MAY 3, 2009

                               WARRANT TO PURCHASE
                                  COMMON STOCK
                                       OF
                           INTEGRATED BIOPHARMA, INC.
              Incorporated Under the Laws of the State of Delaware

         THIS IS TO CERTIFY that DAMON DESANTIS (the "Warrantholder"), or his proper assigns, is entitled, upon the due exercise hereof and subject to the terms and conditions hereof, as to the total number of shares thereafter, until 5:00 p.m. New Jersey time on May 3, 2009, to purchase from Integrated BioPharma, Inc., a Delaware corporation (the "Company"), all or any part of Fifty Thousand (50,000) fully paid and nonassessable shares of common stock, par value $.002 per share, of the Company (the "Common Stock"), but not for fractional shares of Common Stock, upon surrender hereof with the Election to Purchase attached hereto as Appendix A, duly completed, at the principal office of the Company, and simultaneous payment therefor in cash or by certified or bank check payable to the order of the Company, at an exercise price of $14.00 for one (1) share of Common Stock (the "Warrant Exercise Price").

         1. Term. This Warrant is exercisable, in whole or in part, at the option of the Warrantholder, for a five (5) year period, commencing on the date hereof and may not be exercised after 5:00 p.m., New Jersey time, May 3, 2009 (the "Expiration Date"), at which time this Warrant will become wholly void and all rights evidenced hereby will terminate.


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         2. Warrant Exchange. If this Warrant is exercised for less than all the shares purchasable upon the exercise hereof, the holder shall be entitled to receive a new Warrant of like tenor of or the purchase in the aggregate of the number of shares in respect of which this Warrant shall not have been exercised.

         3. Issuance of Common Stock Certificates. Upon the exercise of this Warrant, the Company will issue to the Warrantholder stock certificates representing the number of shares of Common Stock exercised therefor, in the name of the Warrantholder or in such names as may be directed by the holder.

         4. Adjustment of Warrant Exercise Price and Number of Shares of Common Stock. In case of any reclassification, capital reorganization, or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization, or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Company (other than a sale/leaseback, mortgage, or other financing transaction), the Company shall cause effective provision to be made so that the Warrantholder shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization, or other change, consolidation, merger, sale, or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization, or other change, consolidation, merger, sale, or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 4. The Company shall not effect any such consolidation, merger, or sale unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume by written instrument the obligation to deliver to the holder of this Warrant such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to successive reclassification, capital reorganizations, and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales, or conveyances.

         5. No Stockholder Rights. The Warrantholder shall not have the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders or as having any rights whatsoever as a stockholder of the Company. The holder of this Warrant shall not be entitled to any rights of a stockholder of the Company in respect of any shares purchasable upon the exercise hereof until such shares have been paid for in full and issued to such holder.

         6. Restrictions on Transfer. This Warrant and the shares of Common Stock issuable upon the exercise hereof (collectively, the "Warrant Securities") are not registered upon the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The Warrant Securities are subject to


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restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws. Each certificate representing shares of Common Stock issuable upon the exercise of this Warrant shall bear the following legend (in addition to any legend required under applicable state securities laws and any other applicable agreement): THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE COMPANY THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         7. Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the issuance of the shares of Common Stock upon exercise of the Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to provide for the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to provide for the exercise of this Warrant, the Company will, subject to the requirements of applicable state law, take such corporate action as may, in the option of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares of Common Stock as shall be sufficient for such purposes.

         8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock or other securities, properties or rights.

         9. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company and the Warrantholder and their respective successors. and assigns hereunder.

         10. Governing Law: Submission to Jurisdiction. This Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

         The Company and the Warrantholder, by accepting this Warrant hereby agree that any action, proceeding or claim against it or them arising out of, or relating in any way to, this Warrant shall be brought and enforced in the courts of the State of New Jersey or United States federal court sitting in New Jersey

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and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Warrantholder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any process or summons to be served upon any of the Company and the Warrantholder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage paid, addressed to the Company at its principal office and to the Warrantholder at its address appearing in the records of the Company. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Warrantholder agree that the prevailing party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered by registered or certified mail, return receipt requested or by overnight mail (a) If to the registered Warrantholder, to the address of such Warrantholder as shown on the books of the Company; or (b) If to the Company, to its principal offices at 225 Long Avenue, Hillside, New Jersey 07205 or to such other address as the Company may designate by notice to the Warrantholder.

         12. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.



                                         INTEGRATED BIOPHARMA, INC.

                                         By: /s/ E. Gerald Kay

                                         Name: E. Gerald Kay
                                         Title: Chief Executive Officer
Dated: May 3, 2004

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                                   Appendix A
                          FORM OF ELECTION TO PURCHASE

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _______ shares of Common Stock.

         In accordance with the terms of the Warrant dated as of _________ issued by Integrated BioPharma, Inc. in favor of ______________, the undersigned requests that a certificate for such securities be registered in the
name  of   ___________   whose   address   is   ____________   and  that   such
Certificate   be   delivered   to _____________________________  whose address
is ____________________________________________________________________________.




Dated: _________________,


                                        Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)



                                        (Insert Social Security or Other
                                        Identifying  Number of Warrantholder)


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